Prospectus Supplement
John Hancock Variable Insurance Trust (the Trust)
Small Cap Value Trust (the fund)
Supplement dated December 12, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
The following information supplements and supersedes any information to the contrary relating to the fund contained in the Summary Prospectus.
At its meeting held on December 10–12, 2024, the Trust’s Board of Trustees (the Board) approved changing the subadvisor for the fund from Wellington Management Company LLP (Wellington Management) to Manulife Investment Management (US) LLC (Manulife IM (US)) effective on or about April 25, 2025 (the Effective Date) subject to approval by shareholders of the fund. Manulife IM (US) is an affiliate of the advisor to the fund and is an indirect wholly owned subsidiary of Manulife Financial Corporation. The Board also approved a reduction in the fund’s management fee schedule as of the Effective Date.
A meeting of the shareholders of the fund has been scheduled for April 10, 2025, to seek approval of the subadvisor change. Subject to regulatory and shareholder approval, the subadvisor change is scheduled to occur on the Effective Date.
In connection with the changes described above, and contingent upon shareholder approval of the subadvisor change, the Summary Prospectus is hereby amended as of the Effective Date as follows:
1. All references to Wellington Management are deleted and replaced with Manulife IM (US) as the subadvisor with respect to the fund.
2. The fund’s name is changed to Small Cap Core Trust, and all references to Small Cap Value Trust will be changed to reflect the fund’s new name.
3. The “Annual fund operating expenses” table and the “Expense example” table under “Fees and expenses” are revised and restated as follows:
Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.84 [1]	0.84 [1]	0.84 [1]
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.06	0.06	0.06
Total annual fund operating expenses	0.95	1.15	0.90
Contractual expense reimbursement	-0.01 [2]	-0.01 [2]	-0.01 [2]
Total annual fund operating expenses after expense reimbursements	0.94	1.14	0.89
1
“Management fee” has been restated to reflect the contractual management fee schedule effective April 25, 2025.
2
The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Expenses ($)	Series I	Series II	Series NAV
1 year	96	116	91
3 years	302	364	286
5 years	525	632	497
10 years	1,165	1,397	1,107
4. The “Principal investment strategies” are revised and restated in their entirety as follows:
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. (The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) The fund considers small-capitalization companies to be those companies that, at the time of investment, are in the capitalization range of the Russell 2000 Index, which had a maximum market capitalization of $15.88 billion as of December 31, 2023. The fund generally will not invest in companies that, at the time of purchase, have market capitalizations of $5 billion or more. Equity securities include common and preferred stocks, rights, warrants, and depositary receipts (including ADRs, American Depositary Shares, European Depositary Receipts, and Global Depositary Receipts).
In managing the fund, the manager emphasizes a bottom-up approach to individual stock selection. The manager looks for companies with durable, niche business models that have the potential to allow them to earn high returns on capital and that are trading at a significant discount to the manager’s estimate of fair value. With the aid of proprietary financial models, companies are screened based on a number of factors, including balance sheet quality, profitability, liquidity, size, and risk profile.
The manager then conducts in-depth fundamental research of individual companies to locate companies that have particular attributes, such as cash flow and earnings growth visibility, manageable risks, including business risk and financial risk, and above-average return on capital.
Stocks considered for inclusion in the portfolio may also be experiencing some type of temporary weakness or short-term mispricing due to various factors, such as an inflection point in earnings power, turnaround situations, or a near-term earnings event.
The fund intends to invest in a number of different sectors. The sectors in which the fund invests are primarily a result of stock selection and may, therefore, vary significantly from its benchmark. The fund may focus its investments in a particular sector or sectors of the economy. The fund may invest up to 10% of its total assets in foreign securities, including in emerging markets, which includes securities for which the relevant reference entity is domiciled outside of the United States, such as ADRs, which trade on U.S. exchanges.
The fund may invest in initial public offerings (IPOs). The fund may also purchase real estate investment trusts (REITs) or other real estate-related equity securities, and certain exchange-traded funds (ETFs). The fund may also purchase warrants and rights on certain underlying securities, both U.S. dollar-denominated and otherwise.
The fund normally will invest 10% or less of its total assets in cash and cash equivalents, including repurchase agreements, money market securities, U.S. government securities, and other short-term investments. The fund may, to a limited extent, engage in derivatives transactions that include futures contracts and foreign currency forward contracts, in each case for the purposes of reducing risk and/or obtaining efficient market exposure.
The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
5. The “Principal risks” are revised to remove “Financial services sector risk,” “Industrials sector risk” and “Value investment style risk” and add the following risks:

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts and futures contracts. Foreign currency forward contracts and futures contracts generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Preferred stock risk. Preferred stock generally ranks senior to common stock with respect to dividends and liquidation but ranks junior to debt securities. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock may be subject to optional or mandatory redemption provisions.
Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
6. The following disclosure replaces the first paragraph under the heading “Past performance” :
The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad-based securities market index. The Russell 2000 Value Index shows how the fund’s performance compares against another broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future. Prior to April 25, 2025, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Manulife Investment Management (US) LLC (Manulife IM (US)). The fund’s performance shown below might have differed materially had Manulife IM (US) managed the fund prior to April 25, 2025.
7. In the “Average annual total returns” table under the heading “Past performance” , the returns of the Russell 3000 Index are added as stated below:
Average annual total returns (%)—as of 12/31/2023	1 year	5 year	10 year
Series I	14.01	8.80	6.02
Series II	13.85	8.58	5.81
Series NAV	14.07	8.85	6.07
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes) [1]	25.96	15.16	11.48
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes) [2]	14.65	10.00	6.76
1
The fund has designated the Russell 3000 Index as its new broad-based securities market index in accordance with the revised definition for such an index.
2
Prior to April 25, 2025, the fund’s benchmark was the Russell 2000 Value Index. Effective April 25, 2025, the fund’s benchmark index is the Russell 3000 Index. The Russell 3000 Index is better aligned with the fund’s investment strategy.
8. The information regarding the subadvisor under the heading “Investment management” is revised and restated in its entirety as follows:
Subadvisor Manulife Investment Management (US) LLC
9. The information under the heading “Portfolio management” is revised and restated in its entirety as follows:

Ryan Davies, CFA	Joseph Nowinski	Bill Talbot, CFA
Portfolio Manager Managed the fund since 2025	Senior Portfolio Manager Managed the fund since 2025	Senior Portfolio Manager, Head of US Small Cap Equities Managed the fund since 2025
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.